UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2016

GREAT BASIN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 South 3850 West, Salt Lake City, UT
(Address of principal executive offices)

84120
(Zip code)

(801) 990-1055
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2016, Great Basin Scientific, Inc. (the “Company”) closed  (the “Closing”) its $75 million senior secured convertible note financing pursuant to a Securities Purchase Agreement dated June 29, 2016 (the “SPA”) between the Company and certain buyers as set forth in the Schedule of Buyers attached to the SPA (the “Buyers”), as previously described in the Company’s Current Report on Form 8-K as filed with the Commission on June 29, 2016 (“Prior 8-K”).

In relation to the Closing, the Company issued $75 million aggregate principal amount of senior secured convertible notes (the “Notes”) and Series H common stock purchase warrants exercisable to acquire 56,250,000 shares of common stock (the “Warrants”).

In connection with the Closing, the Company entered into a Pledge and Security Agreement in the form attached to the SPA as Exhibit D (the “Security Agreement”) with the lead investor, in its capacity as collateral agent (in such capacity, the "Collateral Agent") for all holders of the Notes.

The material terms and conditions of the Notes, Warrants and Security Agreement are described in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

The form of Notes, the form of Warrants and the Security Agreement were attached to the Prior 8-K as Exhibits 10.2 through 10.4, respectfully, and are hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 of this Current Report on Form 8-K, which is hereby incorporated by reference, on July 1, 2016, the Company issued $75 million of Notes.  The Notes will not bear any ordinary interest. The Company will receive total gross proceeds of $68 million, assuming all conditions for subsequent funding are met and no events of default occur. The Notes provide that the Company will repay the principal amount of Notes in 15 equal installments (each a “Installment Date”) beginning on the on the fifth trading day after January 30, 2017, and thereafter the last business day of each calendar month through to the maturity date of May 1, 2018.

The Notes were issued and sold to the Buyers by each Buyer paying at the closing (1) 8.8235% (approximately $6 million) of its applicable aggregate cash purchase price to the Company by wire transfer of immediately available funds and (2) 91.1765% (approximately $62 million) of its applicable aggregate cash purchase price (“Restricted Cash”) to an account of the Company established for such Buyer (a “Master Restricted Account”) by wire transfer of immediately available funds, such purchase price to be held and in accordance with and pursuant to the terms and conditions of an account control agreement between the Buyer and the bank (a “Master Control Account Agreement”).

Subject to certain conditions as described in the Prior 8-K, the Restricted Cash will become unrestricted and released to the Company as follows: (i) $6 million on the fifth trading day after January 30, 2017 (such date, the “First Amortization Date”)), (ii) $8 million after the fifth trading day after the last business day of the calendar month following the First Amortization Date and (iii) $3,692,308 on the 75th trading day after the initial date the shares of common stock underlying the Notes are eligible to be resold pursuant to Rule 144 of the Securities Act of 1933, as amended (the “144 Date”) and each 30th calendar day thereafter until all Restricted Cash has become unrestricted and released.

The Notes are secured pursuant to the Security Agreement which creates a first priority security interest (second priority until the Company’s senior secured convertible notes issued in December of 2015 are paid in full) in all of the personal property of the Company of every kind and description, tangible or intangible, whether currently owned and existing or created or acquired in the future.

The material terms of the Notes and Security Agreement are set forth in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

As described in Item 1.01 of this report, which is hereby incorporated by reference, on July 1, 2016, the Company issued $75 million of Notes which are convertible into the Company’s shares of common stock at an initial conversion price of $2.00, subject to adjustments as contained therein.

The 15 monthly installment payments under the Notes may also be settled at the Company’s election in shares of common stock of the Company (“Common Stock”).  The price at which the Company will convert the installment amounts is equal to the lowest of (i) the then prevailing conversion price, (ii) 80% of the arithmetic average of the lower of (i) the three lowest daily weighted average prices of the common stock during the twenty (20) consecutive trading day period ending on the trading day immediately preceding the Installment Date and (iii) the weighted average price of the common stock on the trading day immediately preceding the Installment Date, subject in all cases to a floor price of $1.00.

The Notes were issued at an original issue discount of $906.67 for each $1,000 principal amount of Notes and related Warrants pursuant to which the Company issued $75 million principal amount of Notes.

The Company issued related Warrants exercisable by the holder beginning six months after the date of issuance and continuing for a period five years thereafter to acquire 56,250,000 shares of common stock at an initial exercise price of $2.08, subject to adjustment as contained in the Warrant and subject to a price floor of $1.70.

In consideration of the Utah Autism Foundation and Springforth Investments LLC entering into subordination agreements with the Collateral Agent, the Company has agreed to issue to the entities warrants exercisable for 1,687,500 shares of common stock (the “Subordination Warrants”).  The Subordination Warrants have the same material terms and conditions as the Series H Warrants.

The material terms of the Notes and Warrants are set forth in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

The Notes and Warrants, including the Subordination Warrants, were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), provided under Section 4(a)(2) thereof and pursuant to Rule 506 of Regulation D only to “accredited investors” (as defined under Rule 501(a) of the 1933 Act) based in part on the representations and warranties of the Buyers.

Item 9.01.                      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1
Form of Senior Secured Convertible Note, filed as Exhibit A to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.2 to the Company’s 8-K as filed with the Commission on June 29, 2016

10.2	Form of Series H Warrant, filed as Exhibit B to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.3 to the Company’s 8-K as filed with the Commission on June 29, 2016
10.3	Pledge and Security Agreement, filed as Exhibit C to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.4 to the Company’s 8-K as filed with the Commission on June 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: July 6, 2016	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Form of Senior Secured Convertible Note, filed as Exhibit A to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.2 to the Company’s 8-K as filed with the Commission on June 29, 2016

10.2	Form of Series H Warrant, filed as Exhibit B to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.3 to the Company’s 8-K as filed with the Commission on June 29, 2016
10.3	Pledge and Security Agreement, filed as Exhibit C to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.4 to the Company’s 8-K as filed with the Commission on June 29, 2016